INCREMENTAL FACILITY AMENDMENT

Dated as of January 17, 2019

among

CACI INTERNATIONAL INC,

as the Borrower,

THE SUBSIDIARIES OF THE BORROWER IDENTIFIED HEREIN,
as the Guarantors,

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,

and

The Incremental Revolving Lenders Party Hereto

JPMORGAN CHASE BANK, N.A., PNC CAPITAL MARKETS, LLC,

ROYAL BANK OF CANADA, SUNTRUST ROBINSON HUMPHREY, INC.,

WELLS FARGO SECURITIES, LLC, MUFG BANK, LTD.,

FIFTH THIRD BANK, and CAPITAL ONE, N.A.,

as Co-Syndication Agents

Arranged By:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

JPMORGAN CHASE BANK, N.A., PNC CAPITAL MARKETS, LLC,

ROYAL BANK OF CANADA, SUNTRUST ROBINSON HUMPHREY, INC.,

WELLS FARGO SECURITIES, LLC, MUFG BANK, LTD.,

FIFTH THIRD BANK, and CAPITAL ONE, N.A.,

as Joint Lead Arrangers and Joint Bookrunners

INCREMENTAL FACILITY AMENDMENT

THIS INCREMENTAL FACILITY AMENDMENT (this “Amendment”) dated as of January 17, 2019 to the Credit Agreement referenced below is by and among CACI International Inc, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified as “Incremental Revolving Lenders” on the signature pages hereto (the “Incremental Revolving Lenders”), and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Credit Agreement dated as of October 21, 2010 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request Incremental Revolving Increases by entering into one or more Incremental Facility Amendments with the other Loan Parties, the Administrative Agent and each Person (including any existing Lender) that agrees to provide a portion of the applicable Incremental Revolving Increase; and

WHEREAS, the Borrower has requested an Incremental Revolving Increase, and the Incremental Revolving Lenders have agreed to provide such Incremental Revolving Increase on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended hereby).

2.Incremental Revolving Increase.

Each Incremental Revolving Lender agrees to provide incremental Revolving Commitments (with respect to each Incremental Revolving Lender, its “Incremental Revolving Commitment” and, collectively, the “Incremental Revolving Commitments”) in an amount equal to the amount set forth opposite the name of such Incremental Revolving Lender on Schedule A attached hereto.  Each Incremental Revolving Lender hereby agrees that its Revolving Commitment, after giving effect to the Incremental Revolving Commitments, is as set forth on Schedule B attached hereto.  On the date hereof, the risk participations of each Revolving Lender (including Incremental Revolving Lenders) in any outstanding L/C Obligations and in any outstanding Swing Line Loans shall be reallocated among the Revolving Lenders (including the Incremental Revolving Lenders) based on such Revolving Lender’s adjusted Applicable Percentage.

3.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions precedent:

(a)Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Loan Parties and the Incremental Revolving Lenders.

(b)Receipt by the Administrative Agent of customary opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the date hereof.

(c)Receipt by the Administrative Agent of a certificate of each Loan Party, dated as of the date hereof and signed by a Responsible Officer of such Loan Party, (i) attaching copies of the Organization Documents of such Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the date of this Amendment (or certifying that the Organization Documents of such Loan Party delivered on the Closing Date (or most recently delivered since the Closing Date, as the case may be) have not been amended, supplemented or otherwise modified since the Closing Date (or such later date, as applicable) and remain in full force and effect as of the date of this Amendment in the form so delivered), (ii) certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving such Incremental Revolving Increase (or certifying that the resolutions of such Loan Party delivered on the Closing Date (or most recently delivered since the Closing Date, as the case may be) have not been amended, supplemented or otherwise modified since the Closing Date (or such later date, as applicable) and remain in full force and effect as of the date of this Amendment in the form so delivered), (iii) evidencing the identity, authority and capacity of each Responsible Officer of such Loan Party authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party (or certifying that the documentation providing such evidence with respect to each Responsible Officer of such Loan Party delivered on the Closing Date (or most recently delivered since the Closing Date, as the case may be) remains true and correct in all respects as of the date of this Amendment in the form so delivered) and (iv) in the case of the Borrower, certifying that, immediately before and immediately after giving effect to such Incremental Revolving Increase, (x) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Incremental Revolving Increase, except to the extent that (A) such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (B) such representations and warranties are qualified as to materiality, in which case they shall be true and correct in all respects as of such date (or such earlier date), and (y) no Default exists.

(d)Receipt by the Administrative Agent of any fees required to be paid on or before the date hereof, including, for the account of each Incremental Revolving Lender, an upfront fee for such Incremental Revolving Lender in an amount equal to 0.20% of the aggregate amount of such Incremental Revolving Lender’s Incremental Revolving Commitment.

(e)At least five days prior to the date hereof, if the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), receipt by the Administrative Agent, and by each Incremental Revolving Lender that so requests, a certification regarding beneficial ownership required by the Beneficial Ownership Regulation (each such certification, a “Beneficial Ownership Certification”) in relation to the Borrower.

Without limiting the generality of the provisions of the last paragraph of Section 10.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Incremental Revolving Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Incremental Revolving Lender unless the

Administrative Agent shall have received notice from such Incremental Revolving Lender prior to the date hereof specifying its objection thereto.

4.Amendment is a Loan Document.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.Representations and Warranties.  Each Loan Party represents and warrants to the Administrative Agent and each Lender that, immediately before and immediately after giving effect to such Incremental Revolving Increase, (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that (i) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (ii) such representations and warranties are qualified as to materiality, in which case they are true and correct in all respects as of such date (or such earlier date), (b) no Default exists, (c) for purposes of determining withholding Taxes imposed under FATCA, from and after the date hereof, the Borrower and the Administrative Agent shall treat (and the Incremental Revolving Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i), and (d) as of the date hereof, the information included in any Beneficial Ownership Certification provided pursuant to Section 3 above, if applicable, is true and correct in all respects.

6.Eligible Assignee.  By its execution of this Amendment, each Incremental Revolving Lender represents and warrants that it is an Eligible Assignee.

7.Reaffirmation of Obligations.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment and the incurrence of Indebtedness and other transactions contemplated hereby, (b) affirms all of its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8.Reaffirmation of Security Interests.  Each Loan Party (a) agrees that, notwithstanding the effectiveness of this Amendment, the Security Agreement and each of the other Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guaranty of the Obligations and its grant of a security interest pursuant to the Collateral Documents in its assets that constitute Collateral as collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guaranty and grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.

9.No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10.Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

11.Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Facility Amendment to be duly executed as of the date first above written.

BORROWER:	CACI INTERNATIONAL INC, a Delaware corporation

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	CACI PRODUCTS COMPANY, a Delaware corporation

CACI PRODUCTS COMPANY CALIFORNIA, a California corporation

CACI, INC. - FEDERAL, a Delaware corporation

CACI, LLC - COMMERCIAL, a Delaware limited liability company

CACI TECHNOLOGIES, LLC, a Virginia limited liability company

CACI DYNAMIC SYSTEMS, LLC, a Virginia limited liability company

CACI PREMIER TECHNOLOGY, LLC, a Delaware limited liability company

CACI-CMS INFORMATION SYSTEMS, LLC,

a Virginia limited liability company

CACI ENTERPRISE SOLUTIONS, LLC, a Delaware limited liability company

R.M. VREDENBURG, LLC, a Virginia limited liability company

CACI-WGI, LLC, a Delaware limited liability company

CACI SECURED TRANSFORMATIONS, LLC,

a Florida limited liability company

CACI-NSR, INC., a Delaware corporation

CACI TECHNOLOGY INSIGHTS, LLC, a Virginia limited liability company

CACI-ATHENA, LLC, a Delaware limited liability company

BUSINESS DEFENSE AND SECURITY CORPORATION,

a Virginia corporation

CACI-ISS, LLC, a Delaware limited liability company

APPLIED SYSTEMS RESEARCH, INC., a Virginia corporation

TECHNIGRAPHICS, LLC, an Ohio limited liability company

PANGIA TECHNOLOGIES, LLC, a Nevada limited liability company

DELTA SOLUTIONS AND TECHNOLOGIES, LLC,

a Virginia limited liability company

EMERGINT TECHNOLOGIES, LLC, a Georgia limited liability company

IDL SOLUTIONS, LLC, a Wisconsin limited liability company

Six3 Systems, LLC, a Delaware limited liability company

CACI Asia, LLC, a Delaware limited liability company

Six3 Enterprise Systems, LLC, a Maryland limited liability company

Six3 Advanced Systems, Inc., a Virginia corporation

Six3 Intelligence Solutions, LLC, a Virginia limited liability company

Ticom Geomatics, Inc., a Texas corporation

CACI DATA TACTICS CORPORATION, a Virginia corporation

CACI NSS, LLC, a Delaware limited liability company

By:/s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title:  Executive Vice President, Chief Financial Officer and Treasurer

LTC Engineering Associates, Inc., a Florida corporation

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Gerund Diamond

Name: Gerund Diamond

Title: Vice President

INCREMENTAL REVOLVING

LENDERS:BANK OF AMERICA, N.A.

By:/s/ Larry Van Sant

Name: Larry Van Sant

Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Anthony Galea

Name: Anthony Galea

Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Eric H. Williams

Name: Eric H. Williams

Title: Vice President

ROYAL BANK OF CANADA

By: /s/ Richard C. Smith

Name: Richard C. Smith

Title: Authorized Signatory

SUNTRUST BANK

By: /s/ Anika Kirs

Name: Anika Kirs

Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Mark B. Felker

Name: Mark B. Felker

Title: Managing Director

MUFG BANK, LTD.

By: /s/ George Stoecklein

Name: George Stoecklein

Title: Managing Director

FIFTH THIRD BANK

By: /s/ Will Batchelor

Name: Will Batchelor

Title: Vice President

CAPITAL ONE NATIONAL ASSOCIATION

By: /s/ Joseph C. Costa

Name: Joseph C. Costa

Title: Senior Vice President

Consented to:

SWING LINE LENDER AND

L/C ISSUER:	BANK OF AMERICA, N.A., as Swing Line Lender and L/C Issuer

By: /s/ Larry Van Sant

Name: Larry Van Sant

Title: Senior Vice President